                  Transaction Effected Pursuant to Rule 10f-3


Issue: CYBEX COMPUTER PRODUCTS CORP.                Purchase Date: JUNE 27, 1995
Shares Purchased: 1,000                             Price Per Share: $17.00
Total Cost to Fund: $17,000
Total Principal Amount of Offering: $37,400,000     **
Fund's Total Cost as a % of Total Offering: 0.04%   **
Fund's Total Cost as a % of Total Fund Assets: 0.01% (cannot exceed 3%) Underwriter Purchased From: J. C. BRADFORD & CO.

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                    Price Per Share  Underwriting Discount  Gross Spread
     ------                    ---------------  ---------------------  ------------

     Cybex Comp. Prod. Corp.        $17.00              $1.19              7%

     Touchstone Software Corp.      $13.50              $.945              7%

     American Oncology Res.         $21.00              $1.44              6.85%


Cybex Computer Products Corp.
Underwriting List

Morgan Keegan & Co., Inc.
J.C. Bradford & Co.
Advest, Inc.
Robert W. Baird & Co. Incorporated
Brean Murray, Foster Securities, Inc.
The Chicago Corporation
Cowen & Company
Crowell, Weedon & Co.
Dominick & Dominick, Incorporated
Equitable Securities Corporation
First of Michigan Corporation
Furman Selz Incorporated
Hanifen, Imhoff Inc.
Interstate/Johnson Lane Corporation
Johnston, Lemon & Co. Incorporated
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Neuberger & Berman
The Ohio Company
Pennsylvania Merchant Group Ltd
Principal Financial Securities, Inc.
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Scott & Stringfellow, Inc.
The Seidler Companies Incorporated
Stephens Inc.
Sterne, Agee & Leach, Inc.
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wessels, Arnold & Henderson
Wheat First Butcher Singer

                  Transaction Effected Pursuant to Rule 10f-3


Issue:  UNISON SOFTWARE                             Purchase Date: JULY 21, 1995
Shares Purchased: 10,600                            Price Per Share: $9.00
Total Cost to Fund: $95,400
Total Principal Amount of Offering: $20,848,950     **
Fund's Total Cost as a % of Total Offering: 0.45%   **
Fund's Total Cost as a % of Total Fund Assets: 0.07% (cannot exceed 3%) Underwriter Purchased From: HAMBRECHT & QUIST - COWEN & CO.

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer               Price Per Share  Underwriting Discount  Gross Spread
     ------               ---------------  ---------------------  ------------
     Unison Software          $9.00                $.63                 7%

     Discreet Logic Inc.      $21.00               $1.47                7%

     Astea Intl. Inc.         $15.00               $1.05                7%

Unison Software
Underwriting List


Hambrecht & Quist LLC
Cowen & Company
Bear, Stearns & Co., Inc.
Alex Brown & Sons Incorporated
Dean Witter Reynolds Inc.
Morgan Stanley & Co. Incorporated
Oppenheimer & Company, Inc.
Volpe, Welty & Company
The Chicago Corporation
Dakin Securities
First Albany Corporation
Josephthal, Lyon & Ross, Inc.
Laidlaw Equities Inc.
Ragen MacKenzie Incorporated
SoundView Financial Group, Inc.
Unterberg Harris
Wedbush Morgan Securities
Wessels, Arnhold & Henderson L.L.C.

                  Transaction Effected Pursuant to Rule 10f-3


Issue:  OFFICEMAX, INC.                             Purchase Date: JULY 20, 1995
Shares Purchased: 25,000                            Price Per Share: $19.875
Total Cost to Fund: $496,875
Total Principal Amount of Offering: $424,380,938    **
Fund's Total Cost as a % of Total Offering: 0.11%   **
Fund's Total Cost as a % of Total Fund Assets: 0.40% (cannot exceed 3%) Underwriter Purchased From: DONALDSON, LUFKIN & JENRETTE

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer               Price Per Share  Underwriting Discount  Gross Spread
     ------               ---------------  ---------------------  ------------

     OfficeMax, Inc.          $19.875             $.72                4%

     ON Technology Corp.      $15.00              $1.05               7%

     PRI Automation, Inc.     $37.00              $2.035              6%

OfficeMax, Inc.
Underwriting List


Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Dean Witter Reynolds Inc.
McDonald & Company Securities, Inc.
William Blair & Company
Bear, Stearns & Co. Inc.
Alex Brown & Sons Incorporated
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Robertson, Stephens & Company, L.P.
Salomon Brothers Inc
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
UBS Securities Inc
Sanford C. Bernstein & Co., Inc
The Chicago Corpration
C.J. Lawrence/Deutsche Bank Securities Corporation
The Robinson-Humphrey Company, Inc
Advest, Inc
Arnhold and S. Bleichroeder, Inc
J.C. Bradford & Co
Cowen & Company
Crowell, Weedon & Co
First of Michigan Corporation
First Southwest Company
Furman Selz Incorporated
Gerard Klauer Mattison & Co.
Gruntal & Co., Incorporated
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Ladenburg, Thalmann  & Co. Inc
Legg Mason Wood Walker Incorporated
Neuberger & Berman
The Ohio Company
Parker/Hunter Incorporated
Pennsylvania Merchant Group Ltd
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc
Roney & Co
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wheat First Butcher Singer
Blackford Securities Inc
Brean Murray, Foster Securities Inc

Luther, Smith & Small, Inc
Pryor, McClendon, Counts & Co., Inc


INTERNATIONAL MANAGERS
----------------------

Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley International
Dean Witter Capital Markets - International Limited
McDonald & Company Securities, Inc.
William Blair & Company
Banque Indosuez
Credit Lyonnais Securities
Deutsche Bank Aktiengesellschaft
Kleinwort Benson Limited
Paribas Capital Markets
Societe Generale
Sumitomo Finanace International
UBS Limited

                  Transaction Effected Pursuant to Rule 10f-3


Issue: VANTIVE CORP.                                   Date AUGUST 14, 1995
Shares Purchased: 5,000                                Price Per Share: $12.00
Total Cost to Fund: $60,000
Total Principal Amount of Offering: $24,000,000        **
Fund's Total Cost as a % of Total Offering: 0.25%      **
Fund's Total Cost as a % of Total Fund Assets: 0.04%(cannot exceed 3%) Underwriter Purchased FROM: HAMBRECHT & QUIST

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer           Price Per Share   Underwriting Discount   Gross Spread
     ------           ---------------   ---------------------   ------------
     Vantive Corp.        $12.00                 $.84                7%

     Ostech, Inc.         $10.50                 $.74                7%

     Moovies, Inc.        $12.00                 $.84                7%

Vantive Corporation
Underwriting List

Hambrecht & Quist LLC
Robertson, Stephens & Company L.P.
Bear, Stearns & Co. Inc
Alex Brown & Sons Incorporated
Cowen & Company
Deutsche Morgan Grenfell/CJ Lawrence Inc
Donaldson, Lufkin, & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Montgomery Securities
Adams, Harkness & Hill, Inc
William Blair & Company
The Chicago Corporation
First Albany Corporation
Furman Selz Incorporated
Needham & Company, Inc.
The Seidler Companies Incorporated
SoundView Finanacial Group, Inc.
Sutro & Co., Incorporated
Tucker Anthony Incorporated
Unterberg Harris

                  Transaction Effected Pursuant to Rule 10f-3


Issue: COMPUTRON SOFTWARE, INC.                   Purchase Date: AUGUST 24, 1995
Shares Purchased: 5,000                           Price Per Share: $17.50
Total Cost to Fund: $87,500
Total Principal Amount of Offering: $66,500,000   **
Fund's Total Cost as a % of Total Offering:
 0.130%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.06% (cannot exceed 3%) Underwriter Purchased From: DONALDSON, LUFKIN & JENRETTE

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                    Price Per Share  Underwriting Discount  Gross Spread
     ------                    ---------------  ---------------------  ------------
     Computron Software, Inc.       $17.50              $1.23                7%

     Veeco Intruments Inc.          $20.00              $1.15                6%

     HCIA Inc.                      $28.50              $1.42                5%

Computron Software, Inc.
Underwriting List


Donaldson, Lufkin & Jenrette Securities Corporation
Cowen & Company
First Albany Corporation
Bear, Stearns & Co. Inc
CS First Boston Corporation
Alex Brown & Sons Incorporated
Deutsche Morgan Grenfell/C.J. Lawrence Inc
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Robertson, Stephens & Company, L.P
Salomon Brothers Inc
Schroder Wertheim & Co Incorporated
Smith Barney Inc
UBS Securities Inc
Adams, Harkness & Hill, Inc
L.H. Alton & Company
Robert W. Baird & Co. Incorporated
Black & Company, Inc
William Blair & Company
J.C. Bradford & Co
Brean Murray, Foster Securities Inc
The Chicago Corporation
Crowell, Weedon & Co
Equitable Securities Corporation
Gruntal & Co., Incorporated
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc
Johnston, Lemon & Co. Incorporated
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker Incorporated
McDonald & Company Securities, Inc
Morgan Keegan & Company, Inc
Needham & Company, Inc
The Ohio Company
Parker/Hunter Incorporated
Pennsylvania Merchant Group Ltd
Punk, Ziegel & Knoell
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc
Roney & Co.
The Seidler Companies Incorporated
Smith, Moore & Co
SoundView Finanacial Group, Inc

Stephens Inc
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Unterberg Harris
Wessels, Arnold & Henderson L.L.C
Wheat First Butcher Singer

                  Transaction Effected Pursuant to Rule 10f-3


Issue: FIRST MERCHANTS ACCEPTANCE CORP.           Purchase Date: OCTOBER 3, 1995
Shares Purchased: 20,000                          Price Per Share: $24.50
Total Cost to Fund: $490,000
Total Principal Amount of Offering: $67,375,000   **
Fund's Total Cost as a % of Total Offering: 0.73% **
Fund's Total Cost as a % of Total Fund Assets: 0.34% (cannot exceed 3%) Underwriter Purchased From: SALOMON BROTHERS INC.

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer               Price Per Share  Underwriting Discount  Gross Spread
     ------               ---------------  ---------------------  ------------
     First Merchants           $24.50              $1.35               5.5%

     Cutter & Buck Inc.        $ 7.00              $ .49                 7%

     PMT Service               $22.50              $1.25              5.55%

First Merchants Acceptance Corp.
Underwriting List

Salomon Brothers Inc.
Montgomery Securities
J.C. Bradford & Co.
Bear, Stearns & Co. Inc.
CS First Boston Corp.
Alex Brown & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Goldman Sachs & Co.
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
Prudential Securities Inc.
The Chicago Corp.
Everen Securities, Inc.
Keefe, Bruyette & Woods, Inc.
McDonald & Compnay Securities, Inc.
Piper Jaffray Inc.
The Robinson Humphrey Company, Inc.
What, First Securities, Inc.
Gruntal & Co., Inc.
WR Lazard, Laidlaw & Luther
The Ohio Company
Rodman & Renshaw, Inc.
Stifel, Nicolaus & Company, Inc.

                  Transaction Effected Pursuant to Rule 10f-3


Issue: VERITY INC.                                Purchase Date: OCTOBER 5, 1995
Shares Purchased: 12,500                          Price Per Share: $12.00
Total Cost to Fund: $150,000
Total Principal Amount of Offering: $39,960,000   **
Fund's Total Cost as a % of Total Offering: 0.38% **
Fund's Total Cost as a % of Total Fund Assets: 0.12% (cannot exceed 3%) Underwriter Purchased From: HAMBRECHT & QUIST

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer        Price Per Share   Underwriting Discount   Gross Spread
     ------        ---------------   ---------------------   ------------
     Verity Inc.       $12.00                $.84                 7%

     Simware Inc.      $10.00                $.70                 7%

     Zycon Corp.       $12.00                $.84                 7%

Verity Inc.
Underwriting List

Hambrecht & Quist LLC
Alex. Brown & Sons Inc.
Wessels, Arnold & Henderson, L.L.C.
Bear, Stearns & Co. Inc.
Cowen & Co.
Donaldson, Lufkin & Jenrette
Merrill, Lynch & Co.
Montgomery Securities
Oppenheimer & Co.
Robertson, Stephens & Co., LP
Smith Barney Inc.
Adams, Harkness & Hill
Brean Murray, Foster Securities Inc.
Chicago Corp.
Dakin Securities
First Albany Corp.
Furman Selz Inc.
Hanifen, Imhoff Inc.
Punk, Ziegel & Knoell
Sutro & Co. Inc.
Unterberg, Harris
Van Kasper & Co.

                  Transaction Effected Pursuant to Rule 10f-3


Issue: APAC TELESERVICES INC.                    Purchase Date: OCTOBER 10, 1995
Shares Purchased: 15,000                         Price Per Share: $16.00
Total Cost to Fund: $200,000
Total Principal Amount of Offering: $68,800,000  **
Fund's Total Cost as a % of Total Offering:
 0.29%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.16% (cannot exceed 3%) Underwriter Purchased From: MERRILL LYNCH & LEHMAN BROTHERS


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                    Price Per Share  Underwriting Discount  Gross Spread
     ------                    ---------------  ---------------------  ------------
     APAC Teleservices Inc.        $16.00               $1.12              6.25%

     Tylan General                 $16.00               $ .88              5.5%

     Advanced Technology Mat.      $12.25               $ .68              5.55%

APAC Teleservices Inc.
Underwriting List

Merrill Lynch, Pierce, Fenner & Smith Inc.
Lehman Brothers Inc.
Smith Barney Inc.
Alex. Brown & Sons Inc.
Dean Witter Reynolds Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Inc.
Paine Webber Inc.
Prudential Securities Inc.
Salomon Brothers Inc.
Schroder Wertheim & Co. Inc.
The Chicago Corp.
Securities Corporation of Iowa
Robert W. Baird & Co. Inc.
William Blair & Co.
J.C. Bradford & Co.
Brean Murray, Foster Securities Inc.
Dain Bosworth Inc.
EVEREN Securities, Inc.
First of Michigan Corp.
Howe Barnes Investments, Inc.
Janney Montgomery Scott Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Legg Mason Wood Walker, Inc.
Mesirow Financial, Inc.
Morgan Keegan & Co., Inc.
Needham & Co., Inc.
The Robinson-Humphrey Co., Inc.
Rodman & Renshaw, Inc.
Stephens Inc.
Wheat, First Securities, Inc.

                  Transaction Effected Pursuant to Rule 10f-3


Issue: GEMSTAR INTERNATIONAL GROUP LIMITED       Purchase Date: OCTOBER 11, 1995
Shares Purchased: 25,000                         Price Per Share: $12.00
Total Cost to Fund: $300,000
Total Principal Amount of Offering: $36,000,000  **
Fund's Total Cost as a % of Total Offering:
 0.83%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.25% (cannot exceed 3%) Underwriter Purchased From: ALEX. BROWN & SONS

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                    Price Per Share  Underwriting Discount  Gross Spread
     ------                    ---------------  ---------------------  ------------
     Gemstar Intl. Group Ltd.      $12.00               $ .84               7%

     ESS Technology Inc.           $15.00               $1.05               7%

     The Sports Authority          $26.00               $1.10               4.23%

Gemstar International Group Limited
Underwriting List

Alex. Brown & Sons Inc.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Robert Fleming Inc.
Goldman, Sachs & Co.
Montgomery Securities
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
Robertson, Stephens & Co., LP
Robert W. Baird & Co. Inc.
Branch, Cabell & Co.
The Chicago Corp.
Dominick & Dominick, Inc.
Fahnestock & Co. Inc.
Furman Selz Inc.
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.
Pennsylvania Merchant Group Ltd.
Sands Brothers & Co., Ltd.
Unterberg Harris

                  Transaction Effected Pursuant to Rule 10f-3


Issue: PLATINUM TECHNOLOGY                       Purchase Date: OCTOBER 19, 1995
Shares Purchased: 9,000                          Price Per Share: $18.25
Total Cost to Fund: $164,250
Total Principal Amount of Offering: $182,500,000 **
Fund's Total Cost as a % of Total Offering:
 0.09%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.13% (cannot exceed 3%) Underwriter Purchased From: DONALDSON LUFKIN & JENRETTE

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                Price Per Share  Underwriting Discount  Gross Spread
     ------                ---------------  ---------------------  ------------
     Platinum Technology       $18.25               $.73                4%

     LeCroy Corp.              $12.00               $.84                7%

     Gadzooks                  $14.00               $.98                7%

Platinum Technology
Underwriting List

Donaldson, Lufkin & Jenrette Securities Corp.
Hambrecht & Quist LLC
Robertson, Stephens & Co., LP
Bear, Stearns & Co. Inc.
CS First Boston Corp.
Alex. Brown & Sons Inc.
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Montgomery Securities
Morgan Stanley & Co. Inc.
Wertheim Schroder & Co. Inc.
Smith Barney Inc.
UBS Securites Inc.
Adams, Harkness & Hill, Inc.
Advest, Inc.
Arnhold and S. Bleichroeder, Inc.
Robert W. Baird & Co. Inc.
William Blair & Co.
J.C. Bradford & Co.
The Chicago Corp.
Cowen & Co.
Crowell, Weedon & Co.
Dain Bosworth Inc.
First Albany Corp.
First of Michigan Corp.
Furman Selz Inc.
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker Inc.
McDonald & Co. Securities, Inc.
Rodman & Renshaw, Inc.
Scott & Stringfellow, Inc.
SoundView Financial Group, Inc.
Southcoast Capital Corp.
Sutro & Co. Inc.
Tucker Anthony Inc.
Brean Murray, Foster Securities Inc.
The Buckingham Research Group
J.E. Liss & Co., Inc.
David A. Noyes

                  Transaction Effected Pursuant to Rule 10f-3


Issue: HENRY SCHEIN, INC.                        Purchase Date: NOVEMBER 3, 1995
Shares Purchased: 1,000                          Price Per Share: $16.00
Total Cost to Fund: $16,000
Total Principal Amount of Offering: $98,640,000  **
Fund's Total Cost as a % of Total Offering:
 0.02%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.01% (cannot exceed 3%) Underwriter Purchased From: WILLIAM BLAIR

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                 Price Per Share  Underwriting Discount  Gross Spread
     ------                 ---------------  ---------------------  -------------
     Henry Schein                $16.00              $1.12                7%

     Elantec Semiconductor       $ 7.00              $ .49                7%

     ADE Corp.                   $14.00              $ .98                7%

Henry Schein, Inc.
Underwriting List

William Blair & Co.
Alex. Brown & Sons Inc.
Montgomery Securities
Bear, Stearns & Co. Inc.
Dean Witter Reynolds Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Goldman Sachs & Co.
Hambrecht & Quist LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
Prudential Securities Inc.
Robertson, Stephens & Co., L.P.
Salomon Brothers Inc.
Smith Barney Inc.
Advest, Inc.
Robert W. Baird & Co. Inc.
The Chicago Corp.
Cleary Gull Reiland & McDevitt Inc.
Dain Bosworth Inc.
EVEREN Securities, Inc.
Fahnestock & Co. Inc.
First of Michigan Corp.
Furman Selz Inc.
Howe Barnes Investments, Inc.
C.L. King & Associates, Inc.
McDonald & Co. Securities, Inc.
Mesirow Financial, Inc.
Piper Jaffrey Inc.
Principal Financial Securities, Inc.
Rauscher Pierce Refsnes, Inc.
Volpe, Welty & Co.
Wessels, Arnold & Henderson
Wheat First Butcher Singer Securities, Inc.
WR Lazaed, Laidlaw & Luther

                  Transaction Effected Pursuant to Rule 10f-3


Issue: NATIONAL SURGERY CENTERS, INC..           Purchase Date: NOVEMBER 9, 1995
Shares Purchased: 500                            Price Per Share: $18.00
Total Cost to Fund: $9,000
Total Principal Amount of Offering: $33,480,000  **
Fund's Total Cost as a % of Total Offering:
 0.03%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.01%(cannot exceed 3%) Underwriter Purchased From: ALEX. BROWN

**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                    Price Per Share  Underwriting Discount  Gross Spread
     ------                    ---------------  ---------------------  -------------
     National Surgery Centers      $18.00               $1.26                7%

     Sheridan Healthcare, Inc.     $13.00               $ .91                7%

     Etec Systems Inc.             $10.00               $ .70                7%

National Surgery  Centers, Inc.
Underwriting List

Alex. Brown & Sons Inc.
Furman Selz Inc.
J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
CS First Boston Corp.
Dean Witter Reynolds Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Goldman Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co. Inc.
Paine Webber Inc.
Robertson, Stephens & Co., LP
Smith Barney Inc.
William Blair & Co.
J.C. Bradford & Co.
Brean Murray, Foster Securities, Inc.
The Chicago Corp.
Cowen & Co.
Equitable Securities Corp.
Piper Jaffray Inc.
The Robinson-Humphrey Co., Inc.
Unterberg Harris
Wheat First Butcher Singer

                  Transaction Effected Pursuant to Rule 10f-3


Issue: ADVENT SOFTWARE, INC.                    Purchase Date: NOVEMBER 15, 1995
Shares Purchased: 900                           Price Per Share: $18.00
Total Cost to Fund: $16,200
Total Principal Amount of Offering: $33,480,000 **
Fund's Total Cost as a % of Total Offering:
 0.05%                                          **
Fund's Total Cost as a % of Total Fund Assets: 0.01% (cannot exceed 3%) Underwriter Purchased From: HAMBRECHT & QUIST AND MORGAN STANLEY


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                  Price Per Share  Underwriting Discount  Gross Spread
     ------                  ---------------  ---------------------  -------------
     Advent Software, Inc.       $18.00               $1.26                7%

     Pete's Brewing Company      $18.00               $1.26                7%

     SanDisk                     $10.00               $ .70                7%

Advent Software, Inc.
Underwriting List

Morgan Stanley & Co. Inc.
Hambrecht & Quist LLC
Paine Webber Inc.
William Blair & Co.
Alex. Brown & Sons Inc.
The Chicago Corp.
Cowen & Co.
Dakin Securities Corp.
A.G. Edwards & Sons, Inc.
First of Michigan Corp.
Goldman, Sachs & Co.
Interstate/Johnson Lane Corp.
Janney Montgomery Scott Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Montgomery Securities
Oppenheimer & Co., Inc.
Scott & Stringfellow, Inc.
Smith Barney Inc.
Soundview Financial Group, Inc.
Sutro & Co. Inc.
Unterberg Harris, LP
Wessels, Arnold & Henderson, LLC

                  Transaction Effected Pursuant to Rule 10f-3


Issue: ZOLTEK COMPANIES, INC.                   Purchase Date: NOVEMBER 17, 1995
Shares Purchased: 35,000                        Price Per Share: $13.75
Total Cost to Fund: $481,250
Total Principal Amount of Offering: $24,301,000 **
Fund's Total Cost as a % of Total Offering:
 2.0%                                           **
Fund's Total Cost as a % of Total Fund Assets: 0.36%(cannot exceed 3%) Underwriter Purchased From: FIRST ALBANY


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                     Price Per Share  Underwriting Discount  Gross Spread
     ------                     ---------------  ---------------------  -------------
     Zoltek Companies, Inc.         $13.75               $ .96               7%

     Physician Sales & Service      $17.00               $.765               4.5%

     Comshare, Inc.                 $21.00               $1.21               5.8%

Zoltek Companies, Inc.
Underwriting List

First Albany Corp.
Stifel, Nicolaus & Co., Inc.
Advest, Inc.
Robert W. Baird & Co. Inc.
J.C. Bradford & Co.
The Chicago Corp.
Dain Bosworth Inc.
Everen Securities, Inc.
Fahnestock & Co. Inc.
Furman Selz Inc.
Gruntal & Co., Inc.
Janney Montgomery Scott Inc.
Legg Mason Wood Walker, Inc.
Morgan Keegan & Co., Inc.
Pauli & Co., Inc.
Principal Financial Securities, Inc.
Raymond James & Assocaites, Inc.
The Robinson Humphrey Co., Inc.
Tucker Anthony Inc.
Wheat First Butcher Singer
Brean Murray, Foster Securities, Inc.
Cleary Gull Reiland & McDevitt Inc.
Dominick & Dominick, Inc.
Gerard Klauer Mattison & Co., Inc.
Hampshire Securities Corp.
Howe Barnes Investments Inc.
Huntleigh Securities Corp.
Mesirow Financial, Inc.
Pennsylvania Merchant Group Ltd.
Rodman & Renshaw, Inc.
Smith, Moore & Co.
Van Kasper & Co.

                  Transaction Effected Pursuant to Rule 10f-3


Issue: ANICOM, INC.                             Purchase Date: NOVEMBER 20, 1995
Shares Purchased: 25,000                        Price Per Share: $9.00
Total Cost to Fund: $225,000
Total Principal Amount of Offering: $25,380,000 **
Fund's Total Cost as a % of Total Offering:
 0.89%                                          **
Fund's Total Cost as a % of Total Fund Assets: 0.17% (cannot exceed 3%) Underwriter Purchased From: RODMAN & RENSHAW


**The amount of securities of any class of such issue purchased by the Fund cannot exceed 4% of the principal amount of the offering of such class or $500,000 in principal amount, whichever is greater, but in no event greater than 10% of the principal amount of the offering.

 .    The securities were purchased at not more than the public offering price prior to the end of the first full business day after the first date on which the issue is offered to the public, if not offered for subscription upon exercise of rights or, if so offered, purchased on or before the fourth day preceding the day on which the rights offering terminates.
     YES / no / not applicable

 .    Issue was offered pursuant to an underwriting agreement under which the underwriters are committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any thereof: YES / no

 .    The issuer has been in continuous operation for not less than three years, including the operation of any predecessors:  YES / no

 .    The Fund has not purchased the securities directly or indirectly from an officer, director, member of an advisory board, investment advisor or employee of the Fund or from a person of which any such officer, director, member of an advisory board, investment advisor or employee is an affiliated person; provided that a purchase from a syndicate manager shall not be deemed to be a purchase from a specific underwriter so long as that underwriter does not benefit directly or indirectly from the transaction:
     YES / no

 .    The commission, spread or profit, received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time: YES / no

To assist in determining Fund compliance with respect to this trade, the following information is provided concerning recent offerings of similar securities:

     Issuer                        Price Per Share  Underwriting Discount  Gross Spread
     ------                        ---------------  ---------------------  -------------
     Anicom, Inc.                      $9.00                 $ .54              6%

     Sequis Pharmaceuticals, Inc.      $11.00                $ .65              5.9%

     Lattice Semiconductor Corp.       $36.625               $1.78              4.8%

Anicom, Inc.
Underwriting List

Rodman & Renshaw, Inc.
Mesirow Financial, Inc.
Bear, Stearns & Co. Inc.
Alex Brown & Sons Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Oppenheimer & Co., Inc.
Paine Webber Inc.
Robert W. Baird & Co. Inc.
The Chicago Corp.
Cleary Gull Reiland & McDevitt Inc.
Cowen & Co.
Crowell, Weedon & Co.
Cruttendon & Co., Inc.
Dain Boswirth Inc.
Dominick & Dominick, Inc.
Duff & Phelps Securities Co.
First of Michigan Corp.
Furman Selz Inc.
Hanifen, Imhoff inc.
Janney Montgomery Scott Inc.
Jefferies & Co., Inc.
Ladenburg, Thalmann & Co. Inc.
McDonald & Co. Securities, Inc.
Needham & Co., Inc.
Piper Jaffray Inc.
Punk, Ziegel & Knoell
Rauscher Pierce Refsnes, Inc.
The Robinson-Humphrey Co., Inc.
SoundView Financial Group, Inc.
Sutro & Co. Inc.
Tucker Anthony Inc.
Unterberg Harris
Wedbush Morgan Securities
C.L. King & Associates, Inc.
H.J. Meyers & Co., Inc.
Spencer Trask Securities Inc.